Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                In connection with the annual report of Abtech Holdings, Inc. (the “Company”) on Form 10-K for the period ended May 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial Condition, and results of operations of the Company.

Date: August 16, 2010	/s/ Mandi Luis
Mandi Luis
President, Chief Executive Officer, and Director (Principal Executive Officer)

Date: August 16, 2010	/s/ Robert MacKay
Robert MacKay
Chief Financial Officer, Chief Accounting Officer, Treasurer, Secretary, and Director (Principal Financial Officer and Principal Accounting Officer)